Investor Presentation November 2025 3Q2025 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s financial performance; growth in revenue and earnings; business prospects and opportunities; and capital deployment plans and liquidity. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this presentation and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.The Company uses non-GAAP measures, such as EBITDA, in evaluating its operating results and for financial and operational decision-making purposes. The Company believes that the non-GAAP financial measures help identify underlying trends in its business. The Company believes that the non-GAAP financial measures provide useful information about the Company’s results of operations, enhance the overall understanding of the Company’s past performance and future prospects and allow for greater visibility with respect to key metrics used by the Company’s management in its financial and operational decision-making. The non-GAAP financial measures are not defined under U.S. GAAP and are not presented in accordance with U.S. GAAP. The non-GAAP financial measures have limitations as analytical tools, and when assessing the Company’s operating performance, cash flows or liquidity, investors should not consider them in isolation, or as a substitute for net loss, cash flows provided by operating activities or other consolidated statements of operations and cash flows data prepared in accordance with U.S. GAAP. The Company mitigates these limitations by reconciling the non-GAAP financial measures to the most comparable U.S. GAAP performance measures, all of which should be considered when evaluating the Company’s performance. For more information on the non-GAAP financial measures, please see the table captioned “Reconciliation Table on Non-GAAP Financials” on the slide titled “Non-GAAP Financial Measure.”

Table of Contents Ⅰ. Franchise Clinic Performance Highlights P4 Ⅱ. Financial Performance P8 Ⅲ. Business Strategies Update P11 Ⅳ. Use of Assets and Capital Strategies P14 Appendix. P17

Ⅰ. Franchise Clinic Performance Highlights

Franchise Clinics Key Figures The number of customers continued to grow, with the Aesthetic Dermatology Category remaining the main driver Repeat Rate 4 6 7 Number of Customers 1 4 5 / Unique Customers (LTM-YoY) 258 locations +34 locations / +15% 6.51 MM +14% Number of Franchise Locations 1 (as of Sep 30, 2025-YoY) Revenue Distribution 1 2 3 (YTD-YoY) Total Revenue 1 2 3 (YTD-YoY) 2.06 MM +10% / Average Revenue per Visit 1 2 3 4 (3Q-YoY) $298 (5)% 1 The figures take into account the franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH, JUN CLINIC 2 Calculated at JPY 148.1 / USD, JPY 113.0 / SGD 3 After Point/Ticket Discount 4 Excluding Free Counseling $857 MM (0)% Same-Clinic Sales：$823MM (3)% 72% 62% 24% 13% 1% Medical +1pt Aesthetic Surgery (4)pt Aesthetic Dermatology +3pt Overseas +0pt 5 The unique user count (AHH, JUN CLINIC) is estimated based on the ratio to the annual number of customers of the SBC brand clinics, RIZE Clinic, Gorilla Clinic 6 The figures take into accounts franchising of SBC brand clinics, Rize Clinic and Gorilla Clinic 7 The percentage of customers who visited our franchisee’s clinics twice or more 3Q25 Franchise Clinics Performance Highlights

Continued Growth Trend of Locations and Customer Base 1 The figures take into accounts franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH, JUN CLINC 2 Excluding Free Counseling (Locations) (K People) 215 251 253 249 224 218 258 CAGR: +13% CAGR: +15% Our network of locations and customer base are continually growing, and we aim for further expansion, domestic and overseas Number of Locations 1 Number of Customers 1 2

Recent Uptick in Average Revenue per Visit

- Driven by pricing and promotion strategy optimization and acquiring a higher-priced customer base through multi-branding, the average revenue per visit has begun to grow

Average Revenue per Visit[1 2 3 4]


(US$)
325
322
312
288
275
281
298
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25

Drivers and Strategy Behind the Growth

Pricing and Promotion Strategy Optimization

- **Shonan Beauty Clinic:** Optimized treatment and service offerings, and promotion strategies
- **Gorilla Clinic:** Revised hair removal treatment menus, resulting in a higher unit price (3Q25: $334 vs. 3Q24: $247) [2 3 4 5]

Higher Revenue per Customer Visit via Multi-Branding

- **Neo Skin Clinic:** Opened a new clinic specializing in advanced laser treatments (April 2025)
- **JUN CLINIC:** Joined the group through an M&A, bringing expertise in customized laser procedures (July 2025)

SBC Medical Group Holdings, Inc.

[1] The figures take into account of the franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH, JUN CLINIC
[2] Calculated at JPY 148.1 / USD, JPY 113.0 / SGD
[3] After Point/Ticket Discount
[4] Excluding Free Counseling
[5] Average Revenue per Visit

7

Ⅱ. Financial Performance

Consolidated Income Statement (Quarterly)

- YoY : Revenue declined due to the franchise fee revision, but profit rose as listing costs declined
- QoQ : Revenue stabilized due to various factors, and operating income increased

(MM US$)	3Q25	% QoQ	% YoY	2Q25	3Q24
Total revenues	43	(0)%	(18)%	43	53
Franchising revenue	10	(1)%	(37)%	10	16
Procurement revenue	13	(15)%	(24)%	16	18
Management services revenue	9	+84%	(22)%	5	12
Rental services revenue	6	(9)%	+51%	7	4
Other revenues	4	(23)%	+21%	6	4
Cost of revenues	13	(5)%	+29%	13	10
Gross profit	31	+2%	(29)%	30	43
Operating expenses	15	(5)%	(50)%	15	29
Income from operations	16	+9%	+15%	15	14
Net income attributable to SBC Medical Group Holdings Incorporated	13	+422%	+353%	2	3

Total Revenues

YoY

- Franchise fee revisions resulted in USD (8.7) mm, negatively impacting franchise revenue and management revenue
- Business restructuring resulted in USD (2.0) mm
  - Termination of staffing services (Management revenue USD (1.2) mm)
  - Exclusion from consolidation (Other revenue USD (0.8) mm)
- The acquisition of AHH contributed to other revenue increase

QoQ

- Point revenue drove higher management revenue, offsetting other segment declines, holding total revenue flat

Operating Expenses

YoY

- The absence of the prior year's stock-based compensation related to the listing (Operating expenses USD (12.8) mm)

SBC Medical Group Holdings, Inc.

[1] Calculated at JPY 148.1 / USD

9

Total Revenues YoY Franchise fee revisions resulted in USD (16.1) mm, 　 negatively impacting franchise revenue and management revenue Business restructuring resulted in USD (16.3) mm Termination of staffing services (Management revenue USD (12.0) mm) Exclusion from consolidation (Other revenue USD (4.3) mm) The acquisition of AHH contributed to other revenue increase Operating Expenses YoY The absence of the prior year’s stock-based compensation related to the listing (Operating expenses USD (12.8) mm) Consolidated Income Statement (YTD) Revenue declined due to business restructuring, while profit rose as listing costs declined (MM US$) 3Q25 3Q24 % YoY Total revenues 134 (17)% 161 Franchising revenue 36 (22)% 45 Procurement revenue 43 (2)% 44 Management services revenue 23 (48)% 44 Rental services revenue 19 +67% 11 Other revenues 13 (18)% 16 Cost of revenues 36 (8)% 39 Gross profit 98 (19)% 122 Operating expenses 44 (23)% 57 Income from operations 55 (17)% 66 Net income attributable to SBC Medical Group Holdings Incorporated 37 (8)% 40 1 Calculated at JPY 148.1 / USD

Ⅲ. Business Strategies Update

New Business Development in Thailand The largest ASEAN market with high growth potential Major medical tourism hub with government support Fragmented small-scale clinics, inconsistent service quality Approx. 60,000 Japanese expatriate families, strong trust in Japanese brands Expand dynamic market growth and revenue diversification Gather insights into diverse customer segments from the medical tourism hub Leverage access to a strong Japanese community for a smooth launch 1 3 2 Operates over 20 pharmacies primarily in Thailand, along with clinics and other related businesses Pharmacy business Operation of internal medicine clinics Operation of dental clinics Medical hair removal clinic operations Online counseling services Pharmacy POS system development business Pharmacist job search site operation business, etc. Partnered with BLEZ ASIA to enter Thailand's rapidly growing aesthetic medical market Starting with services for Japanese residents, we plan to expand into aesthetic clinics and product distribution Thai Aesthetic Medical Market About BLEZ ASIA Co., Ltd. Strategic Rationale

Tender Offer (TOB) for Waqoo,Inc.

- Decided to launch a tender offer (TOB) to acquire a majority stake in Waqoo,Inc.

Strategic Rationale

1 Enhance Clinical Services (AGA, Orthopedics, etc.)

- Leverage Waqoo group’s R&D for new treatments & unique services

2 Joint Development of Skincare Products

- Establish a seamless system from research to clinical practice by integrating on-site expertise

3 Secure Technology Pillar for Global Expansion

- Utilize Waqoo group’s R&D foundation for overseas strategy

Overview of Tender Offer (TOB)

Offeror	SBC Medical Group Co., Ltd.	**Number of Shares to be Purchased**	575,000 shares
Offer Period	Nov 14, 2025 – Dec 12, 2025 (20 business days)	**Commencement Date of Settlement**	Dec19, 2025
Offer Price	JPY 1,900 per share	**Tender Offer Agent**	SBI SECURITIES Co., Ltd.

About Waqoo,Inc. (TSE Growth:4937)

Medical Support Business
Promoting the blood-derived processing service, PDF-FD

D2C (Direct-to-Consumer) Business
Planning and sales of skincare & cosmetic brands

Waqoo

SBC Medical Group Holdings, Inc.
13

14 Ⅳ. Use of Assets and Capital Strategies

Robust Balance Sheet Positioned for Growth Cash and cash equivalents Key Balance Sheet Figures (as of Sep 30, 2025) 510% Current ratio 2 77% Capital ratio 3 0.11x D/E ratio 1 US$127MM 1 D/E ratio = Total debt / Total stockholders’ equity 2 Current ratio = Total current assets / Total current liabilities 3 Capital ratio = SBC Medical Group Holdings Incorporated stockholders’ equity / Total assets (MM US$) Sep 30, 2025 Dec 31, 2024 Change Total assets 321 +55 266 Total current assets 227 +43 184 Cash and cash equivalents 127 +2 125 Accounts receivable–related parties 59 +30 29 Property and equipment, net 7 (2) 9 Intangible assets, net 23 +21 2 Total liabilities 73 +2 71 Current liabilities 45 (16) 61 　Current portion of long-term loans 3 +3 0 Long-term loans 18 +11 7 Total stockholders’ equity 248 +53 195 Total SBC Medical Group Holdings Incorporated stockholders’ equity 248 +53 195 Sound financial foundation with ample cash and debt capacity Loans were executed for working capital purposes Selected Items from Balance Sheet

Current Challenges of SBC’s Shares The low liquidity of our shares makes it difficult for many institutional investors to trade We are discussing optimal measures to (1) improve the supply-demand dynamics and (2) provide additional liquidity in parallel (1) Improve the Supply-Demand Dynamics Improving Liquidity Investor’s Attention Share Price Appreciation (2) Provide Additional liquidity Ideal Cycle Limited Liquidity Lack of Investors Share Price Remains Sluggish Current Cycle Current Challenge on SBC’s Shares Ideal Progression for our Capital Situation

17 Appendix.

SBC Medical Group Holdings Key Financials 3Q25 Financial Performance Highlights (YTD) 42% （YoY (0) pt） ROE 3 (Annualized) Basic EPS 4 $0.36 （YoY (14) %） $134 MM （YoY (17) %） $57 MM （YoY (17) %） Net Income attributable to SBC Medical Group Holdings Incorporated $37 MM （YoY (8) %） Revenue and EBITDA decreased due to business restructuring, and the fee revision (in April,2025) EBITDA margin remained at a high level, reflecting strong profitability driven by cost optimization and efficient operations 1 EBITDA = Income from operations + Depreciation and amortization expense (Non-GAAP Financials: see p.26) 2 EBITDA margin (%) = EBITDA / Total revenues 3 ROE = Net income attributable to SBC Medical Group Holdings Incorporated / Average of SBC Medical Group Holdings Incorporated's stockholder's equity (beginning of the period and end of the period) 4 EPS (basic) = Net income attributable to SBC Medical Group Holdings Incorporated / Weighted average shares outstanding 22% （YoY (9) pt） Total Revenues EBITDA 1 EBITDA Margin 2

(MM US$) 3Q25 3Q24 3Q25 YTD 3Q24 YTD % YoY % YoY Total revenues 43 (18)% 53 134 (17)% 161 Franchising revenue 10 (37)% 16 36 (22)% 45 Procurement services 13 (24)% 18 43 (2)% 44 Management services 9 (22)% 12 23 (48)% 44 Rental services 6 +51% 4 19 +67% 11 Other 4 +21% 4 13 (18)% 16 Cost of revenues 13 +29% 10 36 (8)% 39 Gross profit 31 (29)% 43 98 (19)% 122 Operating expenses 15 (50)% 29 44 (23)% 57 Income from operations 16 +15% 14 55 (17)% 66 Net income attributable to SBC Medical Group Holdings Incorporated 13 +353% 3 37 (8)% 40 Income Statement Income Statement (Consolidated) Operating Expenses (MM US$) 3Q25 3Q24 3Q25 YTD 3Q24 YTD % YoY % YoY Total operating expenses 15 (50)% 29 44 (23)% 57 Salaries and welfare 7 (4)% 7 20 (7)% 21 Depreciation and amortization expense 1 +4% 1 2 (14)% 2 Consulting and professional service fees 4 (13)% 5 12 +13% 10 Office, utility and other expenses 2 (23)% 2 5 +7% 5 Other 1 (92)% 15 6 (71)% 18

Balance Sheet (Consolidated) (MM US$) Sep 30, 2025 Dec 31, 2024 Change Total liabilities 73 +2 71 Total current liabilities 45 (16) 61 Accounts payable 17 +3 14 Notes and other payables, current – related parties 2 +2 0 Advances from customers – related parties 7 (5) 12 Income tax payable 1 (18) 19 Current portion of long-term loans 3 +3 0 Other current liabilities 15 (2) 17 Total non-current liabilities 29 +19 10 Long-term loans 18 +11 7 Notes and other payables, non-current – related parties 0 (0) 0 Other non-current liabilities 11 +8 3 Stockholders’ equity 248 +53 195 SBC Medical Group Holdings Incorporated stockholders’ equity 248 +53 195 (MM US$) Sep 30, 2025 Dec 31, 2024 Change Total assets 321 +55 266 Total current assets 227 +43 184 Cash and cash equivalents 127 +2 125 Accounts receivable – related parties 59 +30 29 Customer loans receivable 12 +2 10 Other assets - current 30 +10 20 Total non-current assets 94 +12 82 Property and equipment, net 7 (2) 9 Intangible assets, net 23 +21 2 Customer loans receivable, non-current 7 +2 5 Long-term investments in MCs – related parties 19 +1 18 Other assets 38 (10) 48

Cash Flows (Consolidated) (MM US$) 3Q25 YTD 3Q24 YTD % YoY Net cash provided by (used in) operating activities (27) n.m. 28 Net cash provided by (used in) investing activities 3 n.m. (6) Net cash provided by financing activities 18 +59% 12 Effect of exchange rate changes 8 n.m. 0 Net change in cash and cash equivalents 2 (93)% 34 Cash and cash equivalents as of the beginning of the period 125 +21% 103 Cash and cash equivalents as of the end of the period 127 (7)% 137

53.1 13,094 51.1 43.4 42.5 Revision of Fee Structure (Excluding revisions to fee structure) 3Q25 Others
Revenues FX Rental
services Revenue Management Services Revenue Procurement
Revenue Franchising
Revenue 3Q24 adjusted Termination of Temporary
Staffing Business Deconsolidation of SNA and Kijimadaira 3Q24 (Excluding revisions to fee structure) 3Q25 Adjusted FX (Based on 3Q24) 1 Exchange Rate(Year-To-Date Ave.) 3Q2024 151.1 JPY/USD 3Q2025　 148.1 JPY/USD Impact of Structural Changes （8.6） Revenue 1 decreased year-over-year due to business restructuring and franchise fee revision (MM US$) 3Q25 Revenue Trend (vs 3Q24 / Quarterly)

14.9 27.2 16.6 16.3 3Q24 Impact of Structural Changes on Gross Profit³ Adjusted CGS (excluding depreciation) 3Q25 FX 3Q24 adjusted Others
Revenues Salaries and Welfare Consulting and professional service fees others 3Q25 adjusted FX (Based on 3Q24) 1 EBITDA = Income from operations + Depreciation and amortization expense (Non-GAAP Financials: see p.26) 2 Exchange Rate(Year-To-Date Ave.) 3Q2024 151.1 JPY/USD 3Q2025　 148.1 JPY/USD 3 Cost impact from the termination of the staffing business is estimated based on contract terms Revision of Fee Structure Adjusted Revenue Operating Expenses Stock-based compensation （10.9） EBITDA １ declined due to the impact of franchise fee revision and increased cost of sales (MM US$) 23 3Q25 EBITDA Trend (vs 3Q24 / Quarterly)

3Q25 Revenue Trend (vs 3Q24 / YTD)

- Revenue [1] decreased year-over-year



(MM US$)
(13.3)
161.0
(12.0)
(4.3)
144.7
(16.1)
+1.2
(0.8)
(4.0)
+7.5
+1.6
134.0
(2.7)
131.4
3Q24 YTD
Termination of Temporary Staffing Business
Deconsolidation of SNA and Kijimadaira
Impact of Structural Changes
3Q24 YTD adjusted
Revision of Fee Structure
Franchising Revenue (Excluding revisions to fee structure)
Procurement Revenue
Management Services Revenue (Excluding revisions to fee structure)
Rental services Revenue
Others Revenues
3Q25 YTD
FX
3Q25 YTD Adjusted FX (Based on 3Q24)

[1] Exchange Rate(Year-To-Date Ave.) 3Q2024 151.1 JPY/USD; 3Q2025 148.1 JPY/USD

SBC Medical Group Holdings, Inc.
24

27.3 3Q24 YTD Impact of Structural Changes on Gross Profit³ Adjusted CGS (excluding depreciation) 3Q25 YTD FX 3Q24 YTD adjusted Others
Revenues Salaries and Welfare Consulting and professional service fees others 3Q25 YTD Adjusted FX (Based on 3Q24) Revision of Fee Structure （23.0） (MM US$) Adjusted Revenue Operating Expenses 68.5 78.5 56.6 55.5 Stock-based compensation EBITDA1 declined due to the impact of franchise fee revision and increased cost of sales 1 EBITDA = Income from operations + Depreciation and amortization expense (Non-GAAP Financials: see p.26) 25 3Q25 EBITDA Trend (vs 3Q24 / YTD) 2 Exchange Rate(Year-To-Date Ave.) 3Q2024 151.1 JPY/USD 3Q2025　 148.1 JPY/USD 3 Cost impact from the termination of the staffing business is estimated based on contract terms

Non-GAAP Financial Measures （MM US$） 3Q25 2Q25 3Q24 3Q25 YTD 3Q24 YTD (A) Total revenues 43 43 53 134 161 (B) Income from operations 16 15 14 55 66 (C) Depreciation and amortization expense 1 1 1 2 3 (D) =(B)+(C) EBITDA 17 15 15 57 68 (E) =(D)／(A) EBITDA Margin 38% 35% 28% 43% 43% This presentation may reference certain non-GAAP financial measures. Reconciliations of such measures to the most directly comparable GAAP measures are shown below. Reconciliation Table on Non-GAAP Financials

Thank you SBC Medical Group Holdings Incorporated / ir@sbc-holdings.com ICR, LLC / US Investor Contact / +1 (646) 277 1200 /William.Zima@icrinc.com